UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2020

ACCEL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38136	98-1350261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Tower Drive
Burr Ridge ,	Illinois	60527
(Address of principal executive offices)	(Zip Code)

(630) 972-2235
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A-1 common stock, par value $0.0001 per share	ACEL	New York Stock Exchange
Warrants, each whole Warrant exercisable for one share of Class A-1 common stock at an exercise price of $11.50 per share	ACEL-WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On June 16, 2020, Accel Entertainment, Inc. (the “Company”) issued a press release announcing the redemption (the “Redemption”) of all of its outstanding warrants to purchase shares of the Company’s Class A-1 common stock that were issued under the Warrant Agreement, dated June 27, 2017, by and between the Company (as successor to TPG Pace Holdings Corp.) and Continental Stock Transfer & Trust Company, as warrant agent, as part of the units sold on a registered basis in the Company’ s initial public offering. In connection with the Redemption, on June 18, 2020, the Company entered into a Tender and Exchange Agreement (the “Tender and Exchange Agreement”) with certain holders of warrants issued based on an exemption from registration under the Securities Act of 1933 in connection with the Company’s initial public offering and in connection with the business combination of the Company consummated on November 20, 2019 (collectively, the “Private Warrants”) listed on Schedule A thereto (the “Warrant Holders”), representing approximately 94% of such Private Warrants as of June 16, 2020.
Pursuant to the Tender and Exchange Agreement, each Warrant Holder has agreed to, among other things, validly tender or cause to be tendered to the Company, and not withdraw or cause to be withdrawn, all Private Warrants beneficially owned by such Warrant Holder pursuant to and in accordance with the terms of any future exchange offer conducted by the Company prior to September 30, 2020, which terms include an exchange at the same rate applicable to the Redemption with respect to such warrants.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL ENTERTAINMENT, INC.

Date: June 18, 2020	By:	/s/ Brian Carroll
Brian Carroll
Chief Financial Officer

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